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                                                                    EXHIBIT 23.2

                              CONSENT OF COUNSEL

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Silicon Gaming, Inc., for the registration of 4,025,000 shares of its common stock.


          HORN, GOLDBERG, GORNY, DANIELS, PLACKTER, WEISS & CASIELLO, P.C. Atlantic City, New Jersey

May 29, 1996


                         By: /s/ Nicholas Casiello
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